Exhibit 21



                   Allied Waste Industries, Inc.
                 Subsidiaries as of March 24, 2000


3003304 Nova Scotia Company
572060 B.C. Ltd.
A-1 Service, Inc.
Aaro Waste Paper Company
AAWI, Inc.
Adrian Landfill, Inc.
ADS, Inc.
ADS of Illinois, Inc.
Affordable Dumpsters, Inc.
Agri-Tech, Inc.
Alabama Recycling Services, Inc.
Albany-Lebanon Sanitation, Inc.
Alaska Street Associates, Inc.
All American Waste, Inc.
Allied Acquisition Pennsylvania, Inc.
Allied Acquisition Two, Inc.
Allied Enviro Engineering, Inc.  (TX corp.)
Allied Enviroengineering, Inc. (DE corp.)
Allied Gas Recovery Systems, L.L.C.
Allied Nova Scotia, Inc.
Allied Services, LLC
Allied Waste Alabama, Inc.
Allied Waste Company, Inc.
Allied Waste Hauling of Georgia, Inc.
Allied Waste Holdings (Canada) Ltd.
Allied Waste Industries (Arizona), Inc.
Allied Waste Industries (New Mexico), Inc.
Allied Waste Industries (Southwest), Inc.
Allied Waste Industries of Georgia, Inc.
Allied Waste Industries of Illinois, Inc.
Allied Waste Industries of Northwest Indiana, Inc.
Allied Waste Industries of Tennessee, Inc.
Allied Waste Landfill Holdings, Inc.
Allied Waste North America, Inc.
Allied Waste of California, Inc.
Allied Waste of Long Island, Inc.
Allied Waste of New Jersey, Inc.
Allied Waste of New Jersey, LLC
Allied Waste Rural Sanitation, Inc.


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                   Allied Waste Industries, Inc.
           Subsidiaries as of March 24, 2000 (continued)


Allied Waste Services, Inc. (TX corp.)
Allied Waste Sycamore Landfill, LLC
Allied Waste Systems, Inc. (OH corp.)
Allied Waste Systems of New Jersey, LLC
Allied Waste Systems (Texas) Inc.
Allied Waste Transfer Systems of New Jersey, LLC
Allied Waste Transportation, Inc.
Al-Mulla Environmental Systems W.L.L.
Alternative Power Limited Partnership*
Americal Co.
American Disposal Services, Inc.
American Disposal Services of Illinois, Inc.
American Disposal Services of Kansas, Inc.
American Disposal Services of Missouri, Inc.
American Disposal Services of New Jersey, Inc.
American Disposal Services of West Virginia, Inc.
American Disposal Transfer Services of Illinois, Inc.
American Materials Recyling Corp.
American Ref-Fuel Company*
American Ref-Fuel Company of Delaware Valley, L.P.*
American Ref-Fuel Company of Essex County*
American Ref-Fuel Company of Hempstead*
American Ref-Fuel Company of Niagara, L.P.*
American Ref-Fuel Company of SEMASS, L.P.*
American Ref-Fuel Company of Southeastern Connecticut*
American Ref-Fuel Company of the Capital District, L.P.*
American Ref-Fuel Operations of SEMASS, L.P.*
American Transfer Company, Inc.
Anderson Regional Landfill, LLC
Anson County Landfill NC, LLC
Apache Junction Landfill Corporation
Arbor Hills Holdings L.L.C.*
Area Disposal Inc.
Attwoods Holdings GmbH
Attwoods of North America, Inc.
Attwoods Umweltschutz GmbH
Automated Modular Systems, Inc.
Autoshred, Inc.
AWIN Leasing Company, Inc.
AWIN Management, Inc.
B & L Waste Handling, Inc.

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                   Allied Waste Industries, Inc.
           Subsidiaries as of March 24, 2000 (continued)


Belleville Landfill, Inc.
BFI Argentina, S.A.
BFI Atlantic GmbH
BFI Atlantic, Inc.
BFI Chile Ltda.
BFI Energie Inc.
BFI Energy Systems of Albany, Inc.
BFI Energy Systems of Boston, Inc.
BFI Energy Systems of Delaware County, Inc.
BFI Energy Systems of Essex County, Inc.
BFI Energy Systems of Hempstead, Inc.
BFI Energy Systems of Niagara, Inc.
BFI Energy Systems of Niagara II, Inc.
BFI Energy Systems of Plymouth, Inc.
BFI Energy Systems of SEMASS, Inc.
BFI Energy Systems of Southeastern Connecticut, Inc.
BFI International, Inc.
BFI of Ponce, Inc.
BFI Properties, Inc.
BFI Ref-Fuel, Inc.
BFI Services Group, Inc.
BFI Trans River (GP), Inc.
BFI Trans River (LP), Inc.
BFI Transfer Systems of New Jersey, Inc.
BFI Umwelttechnik GmbH
BFI Waste Systems of New Jersey, Inc.
BFI Waste Systems of North America, Inc.
BFGSI of Illinois, Inc.
BFGSI, LLC*
BFGSI Series 1997-A Trust*
Bio-Med of Oregon, Inc.
Blue Ridge Landfill General Partnership
Borrego Landfill, Inc.
Bowers Phase II, Inc.
Brickyard Disposal & Recycling, Inc.
Bridgeton Landfill, LLC
Browning-Ferris Financial Services, Inc.
Browning-Ferris Gas Services, Inc.
Browning-Ferris, Inc.
Browning-Ferris Industries Argentina, S.A.
Browning-Ferris Industries Asia Pacific, Inc.

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


                   Allied Waste Industries, Inc.
           Subsidiaries as of March 24, 2000 (continued)


Browning-Ferris Industries Europe, Inc.
Browning-Ferris Industries, Inc. (DE)
Browning-Ferris Industries, Inc. (MA)
Browning-Ferris Industries Ltd.
Browning-Ferris Industries of California, Inc.
Browning-Ferris Industries of Florida, Inc.
Browning-Ferris Industries of Hawaii, Inc.
Browning-Ferris Industries of Illinois, Inc.
Browning-Ferris Industries of Milwaukee, Inc.
Browning-Ferris Industries of New Jersey, Inc.
Browning-Ferris Industries of New York, Inc.
Browning-Ferris Industries of Ohio, Inc.
Browning-Ferris Industries of Puerto Rico, Inc.
Browning-Ferris Industries of Tennessee, Inc.
Browning-Ferris Services, Inc.
Brundidge Landfill, LLC
Brunswick Waste Management Facility, LLC
Butler County Landfill, LLC
Camelot Landfill TX, LP
Capitol Recycling & Disposal, Inc.
C.C. Boyce & Sons, Inc.
CC Landfill, Inc.
CCAI, Inc.
CDF Consolidated Corporation
CECOS International, Inc.
Celina Landfill, Inc.
Central Sanitary Landfill, Inc.
Chambers Development of North Carolina, Inc.
Champion Recycling, Inc.
Charlotte Hauling, Inc.
Charter Evaporation Resource Recovery Systems
Cherokee Run Landfill, Inc.
Chicago Disposal, Inc.
Chilton Landfill, LLC
Citizens Disposal, Inc.
City-Star Services, Inc.
City Garbage, Inc.
Clarkston Disposal, Inc.
Clinton Disposal Co.
Cocopah Landfill, Inc.
Commercial Reassurance Limited


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

                   Allied Waste Industries, Inc.
           Subsidiaries as of March 24, 2000 (continued)


Consolidated Processing, Inc.
Containerized, Inc. of Texas
Copper Mountain Landfill, Inc.
Corvallis Disposal & Co.
Courtney Ridge Landfill, LLC
County Disposal, Inc.
County Disposal (Ohio), Inc.
County Landfill, Inc.
County Line Landfill Partnership
Crow Landfill TX L.P.
D & D Garage Services, Inc.
D & L Disposal L.L.C.
Dallas Garbage Disposal Co.
DeFeo Enterprises, Inc.
Delta Container Corporation
Delta Paper Stock, Co.
Denver RL North, Inc.
Dinverno, Inc.
Dinverno Recycling, Inc.
Dowling Industries, Inc.
Draw Acquisition Company Twenty Three
Draw Enterprises II, Inc.
Draw Enterprises Real Estate, Inc.
Draw Enterprises Real Estate, L.P.
Eagle Industries Leasing, Inc.
Eastern Disposal, Inc.
ECDC Environmental of Humbolt County, Inc.
ECDC Environmental, L.C.
ECDC Holdings, Inc.
Ellis County Landfill TX, L.P.
Ellis Scott Landfill MO, LLC
Elmhurst Disposal Company
Environmental Development Corp. (DE)
Environmental Development Corp. (P.R.)
Environmental Reclamation Company
Envotech-Illinois, L.L.C.
Environtech, Inc.
EOS Environmental, Inc.
Evergreen Scavenger Service, Inc.
Evergreen Scavenger Service, L.L.C.
Florida Republic Contracts, Inc.

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                   Allied Waste Industries, Inc.
           Subsidiaries as of March 24, 2000 (continued)


Foothills Sanitary Landfill, Inc.*
Forest View Landfill, LLC
Fort Worth Landfill TX, LP
Forward, Inc.
G. Van Dyken Disposal Inc.
Garofalo Brothers, Inc.
Garofalo Recycling and Transfer Station Co., Inc.
Gary Recycling Services, Inc.
General Refuse Rolloff Corp.
Georgia BFI Contracts, Inc.
Georgia Recycling Services, Inc.
Giordano Recycling Corp.
Global Indemnity Assurance Company
Golden Waste Disposal, Inc.
Grants Pass Sanitation, Inc.
Great Lakes Disposal Services, Inc.
Great Midwestern Recovery Systems, Inc.
Great Plains Landfill OK, LLC
Green Valley Landfill General Partnership
Harland's Sanitary Landfill, Inc.
Hawkeye Disposal Services, Inc.
Houston Towers TX, LP
Illiana Disposal Partnership
Illinois Bulk Handlers, Inc.
Illinois Landfill, Inc.
Illinois Recycling Services, Inc.
Imperial Landfill, Inc.
Independent Trucking Company
Indiana Recycling Service, Incorporated
Industrial Services of Illinois, Inc.
Ingrum Waste Disposal, Inc.
International Disposal Corp. of California
Jefferson City Landfill, LLC
Joe Di Rese & Sons, Inc.
Jones Road Landfill & Recycling, Ltd.
Keller Drop Box, Inc.
Keller Canyon Landfill Company
Kent-Meridian Disposal Company*
Kentucky Republic Contracts, Inc.
Key Waste Indiana Partnership
Lake Norman Landfill, Inc.

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

                   Allied Waste Industries, Inc.
           Subsidiaries as of March 24, 2000 (continued)


Lathrop Sunrise Sanitation Corporation
Lee County Landfill SC, LLC
Lee County Landfill, Inc.
Lemons Landfill, LLC
Liberty Waste Holdings, Inc.
Liberty Waste Services Limited , L.L.C.
Liberty Waste Services of Illinois, L.L.C.
Liberty Waste Services of McCook, L.L.C.
Loop Express, Inc.
Loop Recycling, Inc.
Loop Transfer, Incorporated
Louis Pinto & Son, Inc., Sanitation Contractors
Mamaroneck Truck Repair, Inc.
Mars Road TX, LP
Maui Disposal Co., Inc.
Medical Disposal Services, Inc.
Mesa Disposal, Inc.
Mesquite Landfill TX, LP
Metro Enviro Transfer, LLC
Minneapolis Refuse, Inc.*
Mirror Nova Scotia Limited
Mississippi Waste Paper Company
MJS Associates, Inc.
Monarch Disposal, Inc.
Moorhead Landfill General Partnership
NationsWaste Catawba Regional Landfill, Inc.
NationsWaste, Inc.
New Jersey Republic Contracts, Inc.
New Morgan Landfill Company, Inc.
Newco Waste Systems of New Jersey, Inc.
Newton County Landfill Partnership
Nimishillen Industrial Park, Inc.
Northeast Landfill, LLC
Northeast Sanitary Landfill, Inc.
Northwest Recycling, Inc.
Northwest Waste Industries, Inc.
Oakland Heights Development, Inc.
Oklahoma City Landfill, LLC
Oklahoma City Waste Disposal, Inc.
Oklahoma Refuse, Inc.
Omega Holdings GmbH

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

                   Allied Waste Industries, Inc.
           Subsidiaries as of March 24, 2000 (continued)


Otay Landfill, Inc.
Ottawa County Landfill, Inc.
Packerton Land Company, LLC
Packman, Inc.
Palomar Transfer Station, Inc.
Paper Fibres Company
Paper Fibers, Inc.
Paper Recycling Systems, Inc.
Peerless Landfill, LLC
Peltier Real Estate Company
Piedmont Trash Services, Inc.
Pima Environmental Services, Inc.
Pinal County Landfill Corp.
Pine Bend Holdings L.L.C.*
Pinecrest Landfill OK, LLC
Pinehill Landfill TX, LP
Pittsburg County Landfill, Inc.
Pleasant Oaks Landfill TX, LP
PM Recycling, Inc.
Portable Storage, Inc.
Price & Sons Recycling Company
Prime Carting,  Inc.
PSI Waste Systems, Inc.
Queen City Transfer, Inc.
R. 18, Inc.
Rabanco Companies
Rabanco Connections International, Inc.
Rabanco Intermodal/B.C., Inc.
Rabanco, Ltd.
Rabanco Recycling, Inc.
Rabanco Regional Landfill Company
Ramona Landfill, Inc.
RCS, Inc.
R.C. Miller Enterprises, Inc.
R.C. Miller Refuse Service, Inc.
Recycle Seattle II
Recycling Associates Inc.
Recycling Industries Corp.
Regional Disposal Company
Ref-Fuel Canada Ltd.
Refuse Service, Inc.

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

                   Allied Waste Industries, Inc.
           Subsidiaries as of March 24, 2000 (continued)


Risk Services, Inc.
Roosevelt Associates*
Ross Bros. Waste & Recycling Co.
Royal Oaks Landfill TX, LP
Royal Holdings, Inc.
Reliant Insurance Company
Roxana Landfill, Inc.
Rural Sanitation Service, Inc. of North Carolina
S & L, Inc.
S & S Recycling, Inc
Saline County Landfill, Inc.
San Marcos NCRRF, Inc.
Sangamon Valley Landfill, Inc.
Sanitary Disposal Service, Inc.
Sanitation Equipment Leasing, Inc.
Sauk Trail Development, Inc.
Seattle Disposal Company, Inc.
Selas Enterprises LTD
Show-Me Landfill, LLC
Shred-All Recycling Systems, Inc.
SITA S.A.*
Source Recycling, Inc.
South Chicago Disposal, Inc. of Indiana
Southeast Landfill, LLC
Southwest Regional Landfill, Inc.
Southwest Waste, Inc.
Springfield Environmental General Partnership
SSWI, Inc.
Standard Disposal Services, Inc.
Standard Environmental Services, Inc.
Standard Waste, Inc.
Stark Recycling Center, Inc.
Streator Area Landfill, Inc.
Suburban Carting Corp.
Suburban Transfer, Inc.
Suburban Warehouse, Inc.
Sunrise Sanitation Service, Inc.
Sunset Disposal, Inc. (KS corp.)
Sunset Disposal Service Inc. (CA corp.)
Sun Valley Environmental Services, Inc.
Super Services Waste Management, Inc.

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

                   Allied Waste Industries, Inc.
           Subsidiaries as of March 24, 2000 (continued)


Taylor Ridge Landfill, Inc.
Tate's Transfer Systems, Inc.
Tennessee Union County Landfill, Inc.
Tom Luciano's Disposal Service, Inc.
Top Disposal Service, Inc.
Total Solid Waste Recyclers, Inc.
Trans River Marketing Company, L.P.*
Tricil (N.Y.), Inc.
Tri-State Recycling Services, Inc.
Tri-State Refuse Corporation
Tri-State Refuse Equipment Sales & Service, Inc.
Trottown Transfer, Inc.
Turkey Creek Landfill TX, LP
United Disposal Service, Inc.
United Waste Control Corp.
Upper Rock Island County Landfill, Inc.
Usine de Triage Lachenaie Inc.
U.S. Disposal II
USA Waste of Illinois, Inc.
Valley Landfills, Inc.
VHG, Inc.
Vining Disposal Service, Inc.
Warner Hill Development Company
Waste Associates, Inc.
Waste Control Systems, Inc.
Wastehaul, Inc.
Waste Reclaiming Service, Inc.
Waste Services of New York, Inc.
Wayne County Landfill IL, Inc.
WDTR, Inc.
WJR Environmental, Inc.
Willamette Resources, Inc.
Williams County Landfill, Inc.
Woodlake Sanitary Service, Inc.
WST (Samut Prakarn) Co. Ltd.
Yavapai Environmental Services, Inc.

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